UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                                November 1, 2004

                Date of report (Date of earliest event reported)


                              Cyanotech Corporation

             (Exact name of registrant as specified in its charter)



NEVADA                          000-14602                       91-1206026
(State or other          (Commission File Number)            (IRS Employer
jurisdiction of                                         Identification Number)
incorporation)


       73-4460 Queen Kaahumanu Highway, Suite #102, Kailua Kona, HI 96740

                    (Address of principal executive offices)

                                (808) 326 - 1353

                         (Registrant's telephone number)

                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being furnished, not filed, pursuant to Item 2.02. Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for Cyanotech Corporation for Fiscal Year 2005 Second Quarter (ended September 30, 2004) and forward-looking statements as presented in a press release of November 1, 2004. The information in this report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superceded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

On November 1, 2004 Cyanotech Corporation. issued a press release announcing its results of operations and financial condition for the second quarter fiscal year 2005 ended September 30, 2004. A copy of this press release is attached as
Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated November 1, 2004 announcing financial results for the second quarter fiscal year 2005 ended September 30, 2004.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       CYANOTECH CORPORATION (Registrant)




November 1, 2004          By: /s/ Jeffrey H. Sakamoto
                          -----------------------
                          Jeffrey H. Sakamoto
                          Vice President - Finance & Administration
                          (Principal Financial and Accounting Officer)



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                                  EXHIBIT INDEX